UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08243

Direxion Funds

(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Daniel D. O’Neill

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

(Name and address of agent for service)

646-572-3390

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Item 1. Report to Stockholders.

ANNUAL REPORT OCTOBER 31, 2012

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, New York 10019 (800) 851-0511 www.direxionfunds.com

Direxion Indexed Commodity Strategy Fund (Consolidated)

(formerly Commodity Trends Strategy Fund)

Direxion/Wilshire Dynamic Fund

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the Direxion Funds covers the period from November 1, 2011 to October 31, 2012, (the “Annual Period”).

Market Review:

The Annual Period was largely characterized by sizable gains in equities, rallying risk assets and declining interest rates. All occurred despite a backdrop of mixed economic signals, the tumult of a U.S. Presidential election year and continued international concern over Europe’s sovereign debt issues. The U.S. unemployment rate continued to trend downward, but choppy data in labor force participation and discrepancies between the household and business surveys collected by the Bureau of Labor Statistics to produce the monthly Jobs Reports, caused disagreement amongst economists on the quality of the improvements in the labor market and added an air of uncertainty to domestic recovery. There were signs of strength in the housing market as home sales increased, but on a national level prices remained too depressed to be a strong driver of GDP growth. Most European markets gained less than their U.S counterparts, reflecting the ongoing crisis associated with high public budget deficits and fiscal concerns across the region. Major equity benchmarks in the Eurozone diverged over the period, with Germany serving as the notable bright spot, while France and the UK also benefitted from rising asset valuations. Conversely, equity markets were weak in Italy, Spain, Ireland and Greece. Emerging market equities did not provide investors with rewards as generous as several of these developed markets, as Brazil, Russia, and India faced a combination of threats in the form of volatility in foreign currency exchange markets and a pullback in commodity prices that began in late March. U.S. government bond prices rose despite starting the period with historically low interest rates. The yield on the Ten Year Note began the period at just 2.1%, but still managed to fall below 1.4% in late July, and ending the period at 1.7% as the Federal Reserve reinforced its pledge to keep comparable rates through at mid-2015. In Europe, Germany remained the safe haven for bond investors, although yields on government paper throughout the region declined by the end of the period.

Fund Operational Review:

During the Annual Period, Direxion lowered the annual expenses incurred in each Fund effective February 1, 2012. By reducing the costs incurred, shareholders should be better positioned to achieve long-term success in the strategies. Also effective February 1, 2012, each Fund began selling Class A Shares, with the existing Investor Class shareholders having shares converted to Class A Shares (load waived).

Fund Performance Review:

The Direxion Indexed Managed Futures Strategy Fund (the “Managed Futures Fund”) seeks to match, after expenses, the return of the Auspice Managed Futures Index, a long/short managed futures index. The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity and financial markets while attempting to carefully manage risk. The Auspice Managed Futures Index uses a quantitative methodology to track either long or short positions in a diversified portfolio of twenty-one exchange traded futures which track the energy, metal, agricultural, interest rate, and currency sectors. It attempts to incorporate dynamic risk management and contract rolling methods to take advantage of price anomalies across different tenors and maturities (expiration dates) of futures contracts. For the period of February 1, 2012 (commencement of operations of the Fund) to October 31, 2012, the Auspice Managed Futures Index returned -3.21%, while the Managed Futures Fund’s Class A returned -5.15%.

The performance of the Managed Futures Fund was impacted by a variety of different price trends throughout the Annual Period. In February, the Managed Futures Fund gained on the strength of rising long positions in energy sectors, although it was hurt by short positions in soybeans and wheat. Those trends reversed in March, as the Managed Futures Fund initiated a timely long position in soybeans, while energy sectors declined. Long treasury positions and short holdings in sugar futures drove positive performance in April, before the Managed Futures Fund was caught between a reversal in agricultural commodities for much of May and June as volatility increased. Corn, soy and wheat positions were reversed during this period — repositioned from short to long — as persistent hot, dry weather and the worst drought conditions in years impacted America’s growing crops and harvest expectations, causing volatility and increased prices. Long energy positions hurt the Managed Futures Fund during the spring as crude, heating oil and RBOB gasoline all sold off steeply during various periods through April, May and June. July was the Managed Futures Fund’s best monthly performance during the period, as the drought continued and the corn, soy and wheat positions gained as diminished crop yields in the

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

DIREXION ANNUAL REPORT	1

face of historically large plantings and increasing demand globally led to rising prices. Despite the rally in the Managed Futures Fund driven by the agricultural positions, the switching of energy positions from long to short hurt the fund in July and drove the decline during the Managed Futures Fund’s worst month in August. Additionally, although a sustained short position in gold had added gains to the portfolio for much of the first five months of the Annual Period, metals sharply reversed in August as investors began to anticipate the Federal Reserve’s announcement of a third round of Quantitative Easing. In September, after the Managed Futures Fund responded to the metals rally by entering long precious metals positions, gains in gold were offset by the abrupt end to the grain rally. Losses in the grains were mitigated to some degree, as the summer’s volatility caused the Managed Futures Fund to decrease the size of the futures positions in the sector. October’s decline was the result of a difficult transition in cotton futures, which began the month positioned long before being repositioned short, as well as declining long positions in gold, silver and RBOB gasoline.

The Direxion Indexed Commodity Strategy Fund (the “Commodity Fund”) sought to match, after expenses, the return of the Alpha Financial Commodity Trends Indicator Index, a long/short commodities index, from November 1, 2011 through January 31, 2012. During this time, the Commodity Fund was named the Commodity Trends Strategy Fund. The Alpha Financial Commodity Trends Indicator Index is a quantitative, rules-based methodology designed to provide exposure to a diversified set of commodity futures that can profit from different market cycles. Monthly review of each commodity sector’s recent price trends is used to determine individual sector’s long or short positions for the subsequent month. For this stated period, the Alpha Financial Commodity Trends Indicator Index returned -1.65%, while the Commodity Fund’s Investor Class returned -2.78%.

From February 1, 2012 through October 31, 2012 (end of the Annual Period), the Commodity Fund sought to match, after expenses, the return of the Auspice Broad Commodity Index, a long/flat commodities index. A long/flat approach allows the Commodity Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Auspice Broad Commodity Index attempts to capture upward trends in the commodity markets while minimizing risk during down trends. The Auspice Broad Commodity Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of twelve commodity futures which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. For this stated period, the Auspice Broad Commodity Index returned -0.62%, while the Commodity Fund’s Class A returned -1.55%.

During the time the Commodity Fund sought to match the performance of the Alpha Financial Commodity Trends Indicator Index (after expenses); the primary drivers of performance were losses attributed to long positions in crude, natural gas and heating oil, as well as losses on short positions in copper, gold and silver. During this period the Commodity Fund’s losses were offset somewhat by short positions in soybeans, wheat and cocoa. After February 1, 2012 and the switch to match the performance of the Auspice Broad Commodity Index (after expense), the Commodity Fund no longer took short positions in commodities futures, and ceased to obtain exposure of any kind to four of the sixteen commodities in Alpha Financial Commodity Trends Indicator Index; specifically coffee, cocoa, lean hogs and live cattle. The Commodity Fund’s performance in February, March and April was positive, with gains derived from long positions in energy and soybean futures. As most commodities sold off from late April through May, the Commodity Fund was not spared, experiencing its most substantial losses from RBOB gasoline, heating oil, soybeans, wheat and crude oil futures. The Commodity Fund’s rebound in June and July was mostly due to rising grains prices, when both soy and wheat futures rallied by as much as 15%, and corn futures by almost 25%. August and September saw the end of the drought-fueled grains rally, but gains in gold, silver and natural gas futures carried the fund until October. October saw most positions decline, including a newly entered position in Cotton, and the precious metals reversed trend. The ability of the Auspice Commodity Index to move from long positions into cash during periods characterized by the lack of a clear trend and high volatility benefitted the Commodity Fund’s risk/return profile, and allowed the Commodity Fund to avoid taking low-conviction positions during what was a choppy period for commodities.

The Direxion/Wilshire Dynamic Fund (the “Wilshire Fund”) seeks capital appreciation through the use of built-in tactical strategies to attempt to capitalize on short-term market inefficiencies and is designed for investors seeking to outperform a traditional strategic (long-term only) asset allocation approach. To achieve its investment objective, the Wilshire Fund combines a strategic asset allocation with a “tactical overlay” to position the Wilshire Fund defensively or aggressively, depending upon the outlook of the Wilshire Associates Incorporated (the “Sub-Adviser”). Under normal circumstances, the Wilshire Fund is managed by Rafferty Asset Management, LLC (the “Adviser”) pursuant to the Sub-Adviser’s traditional asset allocation model. This model allocates approximately 60% of the Wilshire Fund’s total assets to equity securities and 40% to fixed income securities, with a tactical overlay to increase or decrease the Fund’s risk exposure based on the

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

2	DIREXION ANNUAL REPORT

Sub-adviser’s outlook for the market. The Sub-Adviser’s tactical model evaluates asset class allocations on a monthly basis. In response to market conditions, the Sub-Adviser may recommend that the Adviser rebalance the Wilshire Fund’s portfolio, use short positions and/or employ leverage in its tactical allocations. The Wilshire Fund’s Class A returned 6.37%, as compared to a total net return of 9.45% from the MSCI World Index, 5.25% for the Barclays Capital Aggregate Bond Index and 7.77% for a 60:40 respective composite of the two.

The Wilshire Fund held neutral weight positions in the high yield and non-U.S. fixed income asset classes from November 2011 until January 2012. It began 2012 overweight U.S. investment grade fixed income, reducing that position early in Q1 2012. As volatility remained above the normal range late in 2011 and early 2012, the Wilshire Fund maintained an underweight position in U.S. and international equities, shifting to neutral in March. The Wilshire Fund entered 2012 modestly overweight in commodities, increasing that position into Q1 2012, as correlations across asset classes remained favorable to enhance risk diversification through alternative asset classes. The U.S. equity market ended 2011 on a modest note and rallied into Q1 2012, with bonds delivering a mostly mixed performance, with the most notable periods being a positive December 2011 and negative March 2012. The Wilshire Fund has benefitted from its equity exposure so far in 2012, while the relative bond underperformance has weighed on it.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Best Regards,

Daniel O’Neill Chief Investment Officer	Patrick Rudnick Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

The risks associated with the funds are detailed in the prospectuses which include Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Commodities Risk, Concentration Risk, Counterparty Risk, Credit Risk, Currency Exchange Rate Risk, Debt Instrument Risk, Depositary Receipt Risk, Early Close/Trading Halt Risk, Emerging Markets Risk, Equity Securities Risk, Foreign Securities Risk, Gain Limitation Risk, Geographic Concentration Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Inverse Correlation Risk, Leverage Risk, Lower-Quality Debt Securities, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, and Negative Implications of Monthly Goals in Volatile Market.

There is no guarantee the Funds will achieve their objective. Investing in funds that track an index may be more volatile than investing in broadly diversified funds

The views in this report were those of the Adviser as of October 31, 2012 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total annual fund operating expense ratios of the Direxion Indexed Managed Futures Strategy Fund Class A, Direxion Indexed Commodity Strategy Fund Class A and Direxion/Wilshire Dynamic Fund Class A and is 1.45, 1.30% and 1.35% respectively, net of any fee, waivers or expense reimbursements.1

[1]

The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual operating expense ratios of the Direxion Indexed Managed Futures Strategy Fund Class A, Direxion Indexed Commodity Strategy Fund Class A and Direxion/Wilshire Dynamic Fund Class A and is 1.45, 1.26% and 1.16% , respectively.

Distributed by: Rafferty Capital Markets, LLC

Date of First Use: December 21, 2012

DIREXION ANNUAL REPORT	3

Direxion Indexed Commodity Strategy Fund (Consolidated)

Performance Summary (Unaudited)

Class A

Institutional Class

Class C

These charts illustrate the performance of a hypothetical $10,000 investment made on the inception date of each Fund class, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Auspice Broad Commodity Index, the Fund’s benchmark, does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund may impose a 1.00% redemption fee on Class A and Institutional Class shares redeemed (through sales or exchanges) within 90 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Fund imposes a 1.00% contingent deferred sales charge of the net amount of the redemption of Class C shares if redeemed within 12 months of purchase.

The performance data shown represents past performance and does not guarantee future results.

	Average Annual Total Return[2]
	1 Year	3 Year	Since Inception
Class A	(4.29)%	(10.16)%	(7.86)%
Auspice Broad Commodity Index[3]	(0.14)%	10.50%	6.96%
AFT CTI	(15.23)%	(12.24)%	(10.02)%

	Average Annual Total Return[2]
	1 Year	3 Year	Since Inception
Institutional Class	(3.99)%	(9.92)%	(8.67)%
Auspice Broad Commodity Index[3]	(0.14)%	10.50%	11.29%
AFT CTI	(15.23)%	(12.24)%	(10.45)%

	Average Annual Total Return[2]
	1 Year	3 Year	Since Inception
Class C4	(4.90)%	N/A	(8.67)%
Auspice Broad Commodity Index[3]	(0.14)%	N/A	11.00%
AFT CTI	(15.23)%	N/A	(10.86)%

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	91.8%

Total Exposure	91.8%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by net assets.

[1]	Commencement of operations.
[2]	As of October 31, 2012.
[3]	Effective February 1, 2012, the Auspice Broad Commodity Index replaced the Alpha Financial Technologies Commodity Trends Indicator (“AFT CTI”) as the Fund’s benchmark.
[4]	These returns do not include the contingent deferred sales charge. Had this sales charge been included the 1 year total return would be (5.85)%.

4	DIREXION ANNUAL REPORT

Direxion/Wilshire Dynamic Fund

Performance Summary (Unaudited)

Class A

Class C

These charts illustrate the performance of a hypothetical $10,000 investment made on the inception date of each Fund class, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the MSCI World Index and Barclays Capital Aggregate Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund may impose a 1.00% redemption fee on Class A shares redeemed (through sales or exchanges) within 90 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Fund imposes a 1.00% contingent deferred sales charge of the net amount of the redemption of Class C shares if redeemed within 12 months of purchase.

The performance data shown represents past performance and does not guarantee future results.

	Average Annual Total Return[2]
	1 Year	3 Year	Since Inception
Class A	6.37%	6.77%	15.47%
MSCI World Index	9.45%	7.88%	20.44%
Barclays Capital Aggregate Bond Index	5.25%	6.08%	6.96%

	Average Annual Total Return[2]
	1 Year	3 Year	Since Inception
Class C3	5.59%	N/A	4.39%
MSCI World Index	9.45%	N/A	5.37%
Barclays Capital Aggregate Bond Index	5.25%	N/A	6.17%

Market Exposure

Investment Type	% of Net Assets
Investment Companies	37.2%
Swap Contracts	63.6%

Total Exposure	100.8%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by net assets.

[1]	Commencement of operations.
[2]	As of October 31, 2012.
[3]	These returns do not include the contingent deferred sales charge. Had this sales charge been included the 1 year total return would be 4.53%.

DIREXION ANNUAL REPORT	5

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

Performance Summary (Unaudited)

Class A

Institutional Class

Class C

These charts illustrate the performance of a hypothetical $10,000 investment made on the inception date of each Fund class, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Auspice Managed Futures Index, the Fund’s benchmark, does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund may impose a 1.00% redemption fee on Class A and Institutional Class shares redeemed (through sales or exchanges) within 90 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Fund imposes a 1.00% contingent deferred sales charge of the net amount of the redemption of Class C shares if redeemed within 12 months of purchase.

The performance data shown represents past performance and does not guarantee future results.

Average Annual Total Return[2]
Since Inception
Class A	(5.15)%
Auspice Managed Futures Index	(3.21)%

Average Annual Total Return[2]
Since Inception
Institutional Class	(5.05)%
Auspice Managed Futures Index	(3.21)%

Average Annual Total Return[2]
Since Inception
Class C3	(5.70)%
Auspice Managed Futures Index	(3.21)%

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	115.3%

Total Exposure	115.3%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by net assets.

[1]	Commencement of operations.
[2]	As of October 31, 2012.
[3]	These returns do not include the contingent deferred sales charge. Had this sales charge been included the 1 year total return would be (6.64)%.

6	DIREXION ANNUAL REPORT

Expense Example

October 31, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2012 — October 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You will be charged a sales charge of 5.50% as a percentage of the offering price on your purchases of Class A shares of the Fund. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem Class A or Institutional Class shares of the Fund that have been held for less than 90 days. You may be charged a contingent deferred sales charge of 1.00% of the net amount of the redemption if you redeem Class A shares of the Fund within 24 months of purchase and a contingent deferred sales charge of 1.00% on Class C shares of the Fund within 12 months of purchase. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your count during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, redemption fees, sales charges (loads), returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT	7

Expense Example Tables

October 31, 2012 (Unaudited)

	Expense Ratio[1]	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period[2]
Direxion Indexed Commodity Strategy Fund Class A
Based on actual fund return	1.26%	$1,000.00	$968.10	$6.23
Based on hypothetical 5% return	1.26%	1,000.00	1,018.80	6.39
Direxion Indexed Commodity Strategy Fund Institutional Class
Based on actual fund return	1.01%	1,000.00	969.60	5.00
Based on hypothetical 5% return	1.01%	1,000.00	1,020.06	5.13
Direxion Indexed Commodity Strategy Fund Class C
Based on actual fund return	2.01%	1,000.00	964.80	9.93
Based on hypothetical 5% return	2.01%	1,000.00	1,015.03	10.18
Direxion/Wilshire Dynamic Fund Class A
Based on actual fund return	1.16%	1,000.00	1,007.30	5.85
Based on hypothetical 5% return	1.16%	1,000.00	1,019.31	5.89
Direxion/Wilshire Dynamic Fund Class C
Based on actual fund return	1.91%	1,000.00	1,003.60	9.62
Based on hypothetical 5% return	1.91%	1,000.00	1,015.53	9.68
Direxion Indexed Managed Futures Strategy Fund Class A
Based on actual fund return	1.45%	1,000.00	929.00	7.03
Based on hypothetical 5% return	1.45%	1,000.00	1,017.85	7.35
Direxion Indexed Managed Futures Strategy Fund Institutional Class
Based on actual fund return	1.20%	1,000.00	929.70	5.82
Based on hypothetical 5% return	1.20%	1,000.00	1,019.10	6.09
Direxion Indexed Managed Futures Strategy Fund Class C
Based on actual fund return	2.20%	1,000.00	925.40	10.65
Based on hypothetical 5% return	2.20%	1,000.00	1,014.08	11.14

[1]	Annualized

[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 366.

Allocation of Portfolio Holdings

October 31, 2012 (Unaudited)

	Cash*	Investment Companies	Futures	Swaps	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	102%	—	(2%)	—	100%
Direxion/Wilshire Dynamic Fund	61%	37%	—	2%	100%
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	101%	—	(1%)	—	100%

*	Cash, cash equivalents and other assets less liabilities.

8	DIREXION ANNUAL REPORT

Direxion Indexed Commodity Strategy Fund (Consolidated)

Schedule of Investments

October 31, 2012

Value

No reportable investments.

TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	56,204,500

TOTAL NET ASSETS - 100.0%	$56,204,500

Percentages are stated as a percent of net assets.

(a)	$4,214,630 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

October 31, 2012

Contracts		Unrealized Appreciation/ (Depreciation)
99	Corn Futures Expiring March 2013 (Underlying Face Amount at Market Value $3,747,150)	$(219,496)
191	Cotton No.2 Futures Expiring December 2012 (Underlying Face Amount at Market Value $6,691,685)	(713,242)
43	Gasoline RBOB Futures Expiring December 2012 (Underlying Face Amount at Market Value $4,750,322)	(321,399)
75	Gold Futures Expiring December 2012 (Underlying Face Amount at Market Value $12,893,250)	150,591
55	Heating Oil Futures Expiring April 2013 (Underlying Face Amount at Market Value $6,872,481)	(265,421)
98	Natural Gas Futures Expiring October 2013 (Underlying Face Amount at Market Value $3,861,200)	305,024
32	Silver Futures Expiring December 2012 (Underlying Face Amount at Market Value $5,170,560)	(231,051)
55	Soybean Futures Expiring May 2013 (Underlying Face Amount at Market Value $4,065,188)	1,241
80	Wheat Futures Expiring March 2013 (Underlying Face Amount at Market Value $3,517,000)	2,798

		$(1,290,955)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	9

Direxion/Wilshire Dynamic Fund

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 37.2%
13,799	iShares Barclays TIPS Bond Fund	$1,691,205
16,247	iShares MSCI Emerging Markets Index Fund	667,914
149,541	iShares MSCI Japan Index Fund	1,353,346
14,934	iShares MSCI Pacific ex-Japan Index Fund	682,484
76,990	iShares MSCI United Kingdom Index Fund	1,345,785
8,919	iShares Russell 2000 Growth Index Fund	825,275
9,191	iShares Russell 2000 Value Index Fund	669,288
36,260	iShares S&P Europe 350 Index Fund	1,346,334
29,913	iShares S&P GSCI Commodity Indexed Trust(b)	970,378
33,338	SPDR Barclays Capital High Yield Bond ETF	1,344,522
10,950	SPDR Barclays Capital International Treasury Bond ETF	670,797
11,678	SPDR Dow Jones REIT ETF	832,875

	TOTAL INVESTMENT COMPANIES (Cost $11,014,172)	$12,400,203

	TOTAL INVESTMENTS (Cost $11,014,172) - 37.2%	$12,400,203
	Other Assets in Excess of Liabilities - 62.8%(a)	20,972,823

	TOTAL NET ASSETS - 100.0%	$33,373,026

Percentages are stated as a percent of net assets.

(a)	$3,070,000 of cash is pledged as collateral for swap contracts.
(b)	Non-income producing security.

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Paid	Termination Date	Unrealized Appreciation
Credit Suisse Capital, LLC	iShares Core Total U.S. Bond Market ETF	90,020	$9,945,335	0.51%	3/14/2013	$246,419
Credit Suisse Capital, LLC	iShares Russell 1000 Growth Index Fund	83,733	5,420,551	0.51%	3/14/2013	34,494
Credit Suisse Capital, LLC	iShares Russell 1000 Value Index Fund	76,640	5,306,594	0.51%	3/14/2013	258,637

		250,393	$20,672,480			$539,550

The accompanying notes are an integral part of these financial statements.

10	DIREXION ANNUAL REPORT

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

Schedule of Investments

October 31, 2012

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	53,503,007

TOTAL NET ASSETS - 100.0%	$53,503,007

Percentages are stated as a percent of net assets.

(a)	$3,969,738 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

October 31, 2012

Contracts		Unrealized Appreciation/ (Depreciation)
27	Australian Dollar Futures Expiring December 2012 (Underlying Face Amount at Market Value $2,791,800)	$24,015
40	British Pound Futures Expiring December 2012 (Underlying Face Amount at Market Value $4,031,750)	28,286
47	Canadian Dollar Futures Expiring December 2012 (Underlying Face Amount at Market Value $4,694,360)	(101,395)
95	Corn Futures Expiring March 2013 (Underlying Face Amount at Market Value $3,595,750)	(194,354)
173	Cotton No. 2 Futures Expiring December 2012 (Underlying Face Amount at Market Value $6,061,055)	(636,425)
38	Gasoline RBOB Futures Expiring December 2012 (Underlying Face Amount at Market Value $4,197,959)	(290,092)
68	Gold Futures Expiring December 2012 (Underlying Face Amount at Market Value $11,689,880)	101,411
50	Heating Oil Futures Expiring April 2013 (Underlying Face Amount at Market Value $6,247,710)	(234,950)
29	Japanese Yen Futures Expiring December 2012 (Underlying Face Amount at Market Value $4,546,113)	(87,861)
92	Natural Gas Futures Expiring October 2013 (Underlying Face Amount at Market Value $3,624,800)	274,089
29	Silver Futures Expiring December 2012 (Underlying Face Amount at Market Value $4,685,820)	(201,978)
52	Soybean Futures Expiring May 2013 (Underlying Face Amount at Market Value $3,843,450)	3,054
77	U.S. 5 Year T-Note Futures Expiring December 2012 (Underlying Face Amount at Market Value $9,567,250)	18,120
26	U.S. 10 Year T-Note Futures Expiring December 2012 (Underlying Face Amount at Market Value $3,458,812)	16,889
13	U.S. Long T-Bond Futures Expiring December 2012 (Underlying Face Amount at Market Value $1,941,063)	13,976
75	Wheat Futures Expiring March 2013 (Underlying Face Amount at Market Value $3,297,187)	(2,331)

		$(1,269,546)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	11

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

Short Futures Contracts

October 31, 2012

Contracts		Unrealized Appreciation/ (Depreciation)
32	Copper Futures Expiring December 2012 (Underlying Face Amount at Market Value $2,814,000)	$(73,649)
12	Euro FX Futures Expiring December 2012 (Underlying Face Amount at Market Value $1,945,050)	(26,701)
159	Sugar No. 11 Futures Expiring March 2013 (Underlying Face Amount at Market Value $3,465,437)	464,079
55	U.S. Dollar Index Futures Expiring December 2012 (Underlying Face Amount at Market Value $4,399,286)	(50,359)
45	WTI Crude Oil Futures Expiring March 2013 (Underlying Face Amount at Market Value $3,952,350)	255,559

		$568,929

The accompanying notes are an integral part of these financial statements.

12	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2012

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion/Wilshire Dynamic Fund	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Assets:
Investments, at fair value (Note 2)	$—	$12,400,203	$—
Cash	52,603,996	18,155,241	49,267,353
Receivables:
Fund shares sold	777,167	12,525	229,196
Deposits at broker for futures	4,214,630	—	3,969,738
Deposits at broker for swaps	—	3,070,000	—
Due from custodian	193,908	—	829,386
Unrealized appreciation on swaps	—	539,550	—
Variation margin	—	—	1,787

Total assets	57,789,701	34,177,519	54,297,460

Liabilities:
Payables:
Due to custodian	—	22,464	—
Fund shares redeemed	237,675	64,969	37,754
Deposits from broker for swaps	—	680,000	—
Due to broker for futures	1,266,878	—	697,255
Variation margin	20,984	—	—
Accrued investment advisory fees	40,803	21,434	42,400
Accrued operating services fees	7,680	4,573	11,157
Accrued distribution expense	11,181	10,941	5,887
Other liabilities	—	112	—

Total liabilities	1,585,201	804,493	794,453

Net Assets	$56,204,500	$33,373,026	$53,503,007

Net Assets Consist Of:
Capital stock	$57,991,411	$30,794,864	$54,874,077
Undistributed (Accumulated) net investment income (loss)	(495,956)	351,005	(290,063)
Undistributed (Accumulated) net realized gain (loss)	—	301,576	(380,390)
Net unrealized appreciation (depreciation) on:
Investments	—	1,386,031	—
Futures	(1,290,955)	—	(700,617)
Swaps	—	539,550	—

Total Net Assets	$56,204,500	$33,373,026	$53,503,007

Class A:
Net assets	$37,479,941	$27,541,000	$40,587,890
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,844,405	604,591	1,069,874
Net asset value, redemption and offering price per share	$20.32	$45.55	$37.94

Institutional Class:
Net Assets	$14,609,906		$11,355,130
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	714,869		298,993
Net asset value, redemption and offering price per share	$20.44		$37.98

Class C:
Net assets	$4,114,653	$5,832,026	$1,559,987
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	205,753	130,368	41,361
Net asset value, redemption and offering price per share	$20.00	$44.74	$37.72

Cost of Investments	$—	$11,014,172	$—

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	13

Statements of Operations

For the Year Ended October 31, 2012

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion/Wilshire Dynamic Fund	Direxion Indexed Managed Futures Strategy Fund (Consolidated)[1]
Investment income:
Dividend income	$—	$284,045	$—
Interest income	53,938	12,257	28,690

Total investment income	53,938	296,302	28,690

Expenses:
Investment advisory fees	491,787	225,115	219,911
Operating services fees	138,038	56,891	57,872
Distribution expenses - Class A	100,216	60,350	31,897
Distribution expenses - Class C	37,576	55,521	4,863
Shareholder servicing fees - Class A	33,905	5,039	—
Shareholder servicing fees - Class C	2,773	3,235	—

Total expenses	804,295	406,151	314,543

Net investment loss	(750,357)	(109,849)	(285,853)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	—	(142,536)	—
Futures	708,745	—	(2,485,907)
Swaps	(27,521,648)	1,489,478	(27)

	(26,812,903)	1,346,942	(2,485,934)

Capital gain distributions from regulated investment companies	—	5,910	—

Change in net unrealized appreciation (depreciation) on:
Investments	—	382,170	—
Futures	(1,290,955)	—	(700,617)
Swaps	27,133,077	181,822	—

	25,842,122	563,992	(700,617)

Net realized and unrealized gain (loss) on investments	(970,781)	1,916,844	(3,186,551)

Net increase (decrease) in net assets resulting from operations.	$(1,721,138)	$1,806,995	$(3,472,404)

[1]	Commenced operations on February 1, 2012.

The accompanying notes are an integral part of these financial statements.

14	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Indexed Commodity Strategy Fund (Consolidated)		Direxion/Wilshire Dynamic Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(750,357)	$(2,329,754)	$(109,849)	$(83,235)
Net realized gain (loss) on investments	(26,812,903)	(11,392,278)	1,346,942	829,098
Capital gain distributions from regulated investment companies	—	—	5,910	12,770
Change in net unrealized appreciation (depreciation) on investments	25,842,122	(13,735,465)	563,992	(343,873)

Net increase (decrease) in net assets resulting from operations	(1,721,138)	(27,457,497)	1,806,995	414,760

Distributions to shareholders:
Net investment income
Class A Shares	—	—	(17,309)	—
Institutional Class Shares[1]	—	—	—	—
Class C Shares	—	—	(3,965)	—
Net realized gain
Class A Shares	—	—	(422,753)	(986,952)
Institutional Class Shares[1]	—	—	—	—
Class C Shares	—	—	(138,951)	(115,303)

Total distributions to shareholders	—	—	(582,978)	(1,102,255)

Capital share transactions:
Total increase (decrease) in net assets from net change in capital share transactions(a)	(34,428,764)	(28,843,527)	8,984,248	6,410,410

Total increase (decrease) in net assets	(36,149,902)	(56,301,024)	10,208,265	5,722,915

Net assets:
Beginning of year	92,354,402	148,655,426	23,164,761	17,441,846

End of year	$56,204,500	$92,354,402	$33,373,026	$23,164,761

Undistributed (Accumulated) net investment income (loss), end of year	$(495,956)	$—	$351,005	$—

(a)	Summary of capital share transactions is as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)				Direxion/Wilshire Dynamic Fund
	Year Ended October 31, 2012		Year Ended October 31, 2011		Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold
Class A Shares	1,279,029	$26,590,777	2,349,211	$65,443,177	386,899	$17,015,475	424,404	$18,943,076
Institutional Class Shares[1]	802,832	16,822,621	1,040,233	29,858,469	—	—	—	—
Class C Shares	130,539	2,664,575	276,389	7,684,245	83,032	3,594,802	52,092	2,292,961
Shares issued in reinvestment of distributions
Class A Shares	—	—	—	—	9,905	419,782	21,826	943,974
Institutional Class Shares[1]	—	—	—	—	—	—	—	—
Class C Shares	—	—	—	—	3,370	141,177	2,637	113,575
Shares redeemed
Class A Shares	(2,291,528)	(48,272,287)	(4,484,411)	(115,304,011)	(228,575)	(10,112,069)	(354,742)	(15,629,685)
Institutional Class Shares[1]	(1,345,219)	(28,903,018)	(620,205)	(15,217,088)	—	—	—	—
Class C Shares	(159,815)	(3,331,432)	(56,048)	(1,308,319)	(47,557)	(2,074,919)	(5,759)	(253,491)

Net increase (decrease)	(1,584,162)	$(34,428,764)	(1,494,831)	$(28,843,527)	207,074	$8,984,248	140,458	$6,410,410

[1]	The Direxion/Wilshire Dynamic Fund does not offer Institutional Class Shares.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	15

Statements of Changes in Net Assets

Direxion Indexed Managed Futures Strategy Fund (Consolidated)
February 1, 2012[1] to October 31, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(285,853)
Net realized loss on investments	(2,485,934)
Change in net unrealized appreciation (depreciation) on investments	(700,617)

Net increase (decrease) in net assets resulting from operations	(3,472,404)

Distributions to shareholders:
Total distributions to shareholders	—

Capital share transactions:
Total increase in net assets from net change in capital share transactions(a)	56,975,411

Total increase in net assets	53,503,007

Net assets:
Beginning of period	—

End of period	$53,503,007

Undistributed (Accumulated) net investment income (loss), end of period	$(290,063)

(a)	Summary of capital share transactions is as follows:

	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
	Year Ended October 31, 2012
	Shares	Value
Shares sold
Class A Shares	1,122,954	$45,114,991
Institutional Class Shares	1,007,190	40,658,024
Class C Shares	50,241	2,008,956
Shares redeemed
Class A Shares	(53,080)	(2,068,593)
Institutional Class Shares	(708,197)	(28,385,775)
Class C Shares	(8,880)	(352,192)

Net increase	1,410,228	$56,975,411

[1]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

16	DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2012

																RATIOS TO AVERAGE NET ASSETS
Year/Period	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[3]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution		Total Distributions	Redemption Fees Paid to Fund		Net Asset Value, End of Year/Period	Total Return[4]		Net Assets, End of Year/Period (,000)	Total Expenses[1]	Net Expenses[1]	Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]		Portfolio Turnover Rate[5]
Direxion Indexed Commodity Strategy Fund (Consolidated)
Class A Shares
Year Ended October 31, 2012	$21.23	$(0.28)	$(0.64)	$(0.92)	$—	$—	$—		$—	$0.01		$20.32	(4.29%	)	$37,480	1.42%	1.42%	(1.33%	)	0%
Year ended October 31, 2011	25.43	(0.46)	(3.77)	(4.23)	—	—	—		—	0.03		21.23	(16.52%	)	60,639	1.74%	1.74%	(1.69%	)	0%
Year ended October 31, 2010	28.81	(0.43)	(2.19)	(2.62)	(0.77)	—	—	[6]	(0.77)	0.01		25.43	(9.24%	)	126,967	1.78%	1.78%	(1.66%	)	0%
May 1, 2009 to October 31, 2009	29.42	(0.25)	(0.37)	(0.62)	—	—	—		—	0.01		28.81	(2.07%	)[2]	308,482	2.01%	1.93%	(1.68%	)	0%	[2]
June 10, 2008[8] to April 30, 2009	30.00	(0.34)	(0.21)	(0.55)	—	—	(0.08)		(0.08)	0.05		29.42	(1.73%	)[2]	363,818	2.02%	2.00%	(1.22%	)	0%	[2]
Institutional Class Shares
Year Ended October 31, 2012	21.29	(0.21)	(0.64)	(0.85)	—	—	—		—	—	[6]	20.44	(3.99%	)	14,610	1.09%	1.09%	(1.00%	)	0%
Year ended October 31, 2011	25.46	(0.32)	(3.85)	(4.17)	—	—	—		—	—	[6]	21.29	(16.38%	)	26,772	1.24%	1.24%	(1.19%	)	0%
Year ended October 31, 2010	28.87	(0.30)	(2.24)	(2.54)	(0.87)	—	—		(0.87)	—	[6]	25.46	(8.98%	)	21,317	1.27%	1.27%	(1.16%	)	0%
May 1, 2009[8] to October 31, 2009	28.98	(0.18)	0.07	(0.11)	—	—	—		—	—	[6]	28.87	(0.38%	)[2]	36,034	1.48%	1.44%	(1.21%	)	0%	[2]
Class C Shares
Year Ended October 31, 2012	21.03	(0.41)	(0.62)	(1.03)	—	—	—		—	—		20.00	(4.90%	)[7]	4,115	2.08%	2.08%	(1.99%	)	0%
Year ended October 31, 2011	25.35	(0.57)	(3.75)	(4.32)	—	—	—		—	—	[6]	21.03	(17.04%	)[7]	4,943	2.24%	2.24%	(2.20%	)	0%
March 4, 2010[8] to October 31, 2010	25.46	(0.33)	0.22	(0.11)	—	—	—		—	—		25.35	(0.43%	)[2],7	372	2.24%	2.24%	(2.10%	)	0%	[2]
Direxion/Wilshire Dynamic Fund
Class A Shares
Year Ended October 31, 2012	43.96	(0.10)	2.81	2.71	(0.05)	(1.08)	—		(1.13)	0.01		45.55	6.37%		27,541	1.21%	1.21%	(0.23%	)	40%
Year ended October 31, 2011	45.03	(0.13)	1.46	1.33	—	(2.46)	—		(2.46)	0.06		43.96	3.17%		19,184	1.41%	1.41%	(0.28%	)	151%
Year ended October 31, 2010	41.75	(0.14)	4.60	4.46	(0.10)	(1.09)	—		(1.19)	0.01		45.03	10.92%		15,531	1.55%	1.55%	(0.33%	)	107%
March 2, 2009[8] to October 31, 2009	30.00	0.09	11.65	11.74	—	—	—		—	0.01		41.75	39.17%	[2]	13,307	2.09%	1.55%	0.34%		105%	[2]
Class C Shares
Year Ended October 31, 2012	43.50	(0.40)	2.75	2.35	(0.03)	(1.08)	—		(1.11)	—		44.74	5.59%	[7]	5,832	1.94%	1.94%	(0.91%	)	40%
Year ended October 31, 2011	44.90	(0.42)	1.48	1.06	—	(2.46)	—		(2.46)	—		43.50	2.40%	[7]	3,981	2.05%	2.05%	(0.97%	)	151%
March 17, 2010[8] to October 31, 2010	43.37	(0.34)	1.87	1.53	—	—	—		—	—		44.90	3.53%	[2],7	1,911	2.05%	2.05%	(1.26%	)	107%	[2]
Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Class A Shares
February 1, 2012[8] to October 31, 2012	40.00	(0.38)	-1.68	(2.06)	—	—	—		—	—	[6]	37.94	(5.15%	)[2]	40,588	1.45%	1.45%	(1.32%	)	0%	[2]
Institutional Class Shares
February 1, 2012[8] to October 31, 2012	40.00	(0.32)	-1.7	(2.02)	—	—	—		—	—	[6]	37.98	(5.05%	)[2]	11,355	1.20%	1.20%	(1.08%	)	0%	[2]
Class C Shares
February 1, 2012[8] to October 31, 2012	40.00	(0.60)	-1.68	(2.28)	—	—	—		—	—		37.72	(5.70%	)[2,7]	1,560	2.20%	2.20%	(2.07%	)	0%	[2]

[1]	Annualized.
[2]	Not annualized.
[3]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[4]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[5]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities.

[6]	Amount is less than $0.005.
[7]	These returns do not include the contingent deferred sales charge.
[8]	Commencement of operations.

DIREXION ANNUAL REPORT	17

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 21 series, of which 3 are included in this report: Direxion Indexed Commodity Strategy Fund, Direxion/Wilshire Dynamic Fund, and Direxion Indexed Managed Futures Strategy Fund (each a “Fund” and collectively, the “Funds”). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund offer Class A, Class C and Institutional Class shares. The Direxion/Wilshire Dynamic Fund offers Class A and Class C shares. Class A shares are sold by the Funds directly without the services of a Financial Advisor. Prior to February 1, 2012, the Class A shares were called Investor Class shares. On February 1, 2012, all Investor Class shares were converted into Class A shares. A sales load of 5.50% is imposed on purchases of Class A shares; however, those Investor Class shareholders whose shares were converted to Class A shares were not charged this sales load. Class C shares are offered primarily by authorized securities brokers and other financial intermediaries. Class C shares may be subject to a contingent deferred sales charge for one year. Institutional Class shares are sold by Financial Advisors that provide services to the Funds. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Direxion Indexed Commodity Strategy Fund is managed to track the performance of the Auspice Broad Commodity Index. The Auspice Broad Commodity Index is an index that aims to capture trends (in either direction) in the commodity markets using a quantitative methodology to track prices of a diversified portfolio of traditional commodity futures contracts. The Fund invests in a combination of commodity-linked derivatives, other investment companies and fixed income securities directly and/or indirectly through its wholly-owned Subsidiary (“CTS Fund”) in order to track the returns of the Auspice Broad Commodity Index within the limitation of the federal tax requirements applicable to regulated investment companies. Prior to February 1, 2012, the Direxion Indexed Commodity Strategy Fund was called the Direxion Commodity Trends Strategy Fund and tracked Alpha Financial Technologies Commodity Trends Indicator.

The objective of the Direxion/Wilshire Dynamic Fund is to seek capital appreciation by combining a strategic asset allocation with a “tactical overlay” to position the Fund defensively or aggressively, depending upon the outlook of Wilshire Associates Incorporated, the Fund’s subadviser (“Subadviser”). Under normal circumstances, the Fund is managed by the Adviser pursuant to the Subadviser’s traditional asset allocation model, which allocates approximately 60% of the Fund’s total assets to equity securities and 40% to fixed income securities, with a tactical overlay to increase or decrease the Fund’s risk exposure based on the Subadviser’s outlook for the market.

The Direxion Indexed Managed Futures Strategy Fund seeks investment results that track the performance of the Auspice Managed Futures Index. The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity, currency and financial markets using a quantitative methodology to track prices of a diversified portfolio of traditional commodity, financial and currency futures contracts. The Fund primarily invests in a combination of (long and short) commodity, currency and financial futures, commodity-linked notes, swap contracts, other investment companies and fixed income securities directly and/or indirectly through its wholly-owned Subsidiary (“MFS Fund”) in order to track the returns of the Auspice Managed Futures Index within the limitation of the federal tax requirements applicable to regulated investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m.

18	DIREXION ANNUAL REPORT

Eastern Time (“Valuation Time”). Equity securities, exchange traded funds and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds are valued at their respective quoted NAV on the valuation dates. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with an original maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Funds’ pricing service or, if such prices are unavailable, by a matrix pricing method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides valuation that in the judgment of the Adviser does not represent fair value, or the Fund or Adviser believes the market price is stale, are fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds follow authoritative standards of accounting for repurchase agreements, which modify the criteria for determining effective control of transferred assets and as a result certain repurchase agreements may now be accounted for as secured borrowings. During the year ended October 31, 2012, the Funds did not enter into transactions that were deemed secured borrowings. The Funds invested in repurchase agreements during the year ended October 31, 2012, however they were not invested in repurchase agreements at October 31, 2012.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). A Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund’s obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements. The Direxion/Wilshire Dynamic Fund was invested in equity swap contracts at October 31, 2012.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

DIREXION ANNUAL REPORT	19

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. A Fund will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

A Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments of each Fund, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by a Fund. A Fund does not net collateral on the Statements of Assets and Liabilities. In the event of a default by the counterparty, a Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to a Fund are collateralized daily directly to a Fund while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, a Fund has agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds.

d) Short Positions – Each Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short securities may require purchasing the securities at prices which may differ from the market value reflected in the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to segregate assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Funds did not invest in short positions during the year ended October 31, 2012.

e) Stock Index Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid

20	DIREXION ANNUAL REPORT

secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options at October 31, 2012.

g) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure as required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

h) Basis for Consolidation – The Direxion Indexed Commodity Strategy Fund may invest up to 25% of its total assets in the CTS Fund. The CTS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Indexed Commodity Strategy Fund. The CTS Fund acts as an investment vehicle in order to enter into certain investments for the Direxion Indexed Commodity Strategy Fund consistent with the Direxion Indexed Commodity Strategy Fund’s investment objectives and policies specified in its prospectus and statement of additional information. As of October 31, 2012, net assets of the Direxion Indexed Commodity Strategy Fund were $56,204,500, of which $4,151,008, or approximately 7.39%, represented the Direxion Indexed Commodity Strategy Fund’s ownership of all issued shares and voting rights of the CTS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

The Direxion Indexed Managed Futures Strategy Fund may invest up to 25% of its total assets in the MFS Fund. The MFS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Indexed Managed Futures Strategy Fund. The MFS Fund acts as an investment vehicle in order to enter into certain investments for the Direxion Indexed Managed Futures Strategy Fund consistent with the Direxion Indexed Managed Futures Strategy Fund’s investment objectives and policies specified in its prospectus and statement of additional information. As of October 31, 2012, net assets of the Direxion Indexed Managed Futures Strategy Fund were $53,503,007, of which $3,369,079, or approximately 6.30%, represented the Direxion Indexed Managed Futures Strategy Fund’s ownership of all issued shares and voting rights of the MFS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

i) Risks of Investing in Commodity-Linked Derivatives – Both the Direxion Indexed Commodity Strategy Fund and the Direxion Indexed Managed Futures Strategy Fund, through their investment in their Subsidiaries, will hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

j) Security Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

k) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made.

DIREXION ANNUAL REPORT	21

l) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund’s respective daily net assets. For an additional discussion on expenses refer to Note 4. Income and expenses are allocated to each class of shares based upon relative net assets.

m) Distributions to Shareholders – Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the period ended October 31, 2012 and the year ended October 31, 2011, was as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)		Direxion/Wilshire Dynamic Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Distributions paid from:
Ordinary Income	$—	$—	$498,128	$1,055,538
Long-Term Capital Gains	—	—	84,850	46,717

Total Distributions paid	$—	$—	$582,978	$1,102,255

Direxion Indexed Managed Futures Strategy Fund (Consolidated)[1]
Period of February 1, 2012 to October 31, 2012
Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gains	—

Total Distributions paid	$—

[1]	Commenced operation on February 1, 2012.

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2012. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

As of October 31, 2012, the components of distributable earnings of the Funds on a tax basis were as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion/Wilshire Dynamic Fund	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Tax cost of investments	$—	$11,222,373	$—
Gross unrealized appreciation	—	1,386,031	—
Gross unrealized depreciation	—	(208,201)	—

Net unrealized appreciation/(depreciation)	$—	$1,177,830	$—

Undistributed ordinary income	—	875,964	—
Undistributed long-term capital gain	—	—	—

Total distributable earnings	—	875,964	—

Other accumulated gain/(loss)	(1,786,911)	524,368	(1,371,070)

Total accumulated earnings/(loss)	$(1,786,911)	$2,578,162	$(1,371,070)

22	DIREXION ANNUAL REPORT

The difference between the book cost of investments and the tax cost of investments is attributable primarily to the tax deferral of losses on wash sales and investments in PFIC. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards and/or unrealized gain/(loss) on derivative positions.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting net investment income (loss) and realized gains and losses under GAAP and tax reporting:

	Net Investment Income (Loss)	Realized Gain (Loss)	Capital Stock
Direxion Indexed Commodity Strategy Fund (Consolidated)	$254,401	$26,812,903	$(27,067,304)
Direxion/Wilshire Dynamic Fund	482,128	(853,177)	371,049
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	(4,210)	2,105,544	(2,101,334)

Net investment income (loss) and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income (loss) and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to realized ordinary and capital losses of the Subsidiaries, net operating losses and dividends on redemption adjustments with differing book and tax methods.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2012.

At October 31, 2012, the following Funds deferred, on a tax basis, qualified late year losses of:

Late Year Ordinary Losses
Direxion Indexed Commodity Strategy Fund (Consolidated)	$(495,956)
Direxion/Wilshire Dynamic Fund	—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	(290,063)

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At October 31, 2012, the following funds had capital loss carryforwards on a tax basis of:

	ST	LT	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$—	$—
Direxion/Wilshire Dynamic Fund	—	—	—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	(218,168)	(327,252)	(545,420)	No Expiration

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open

DIREXION ANNUAL REPORT	23

for examination by the relevant income taxing authority. As of October 31 2012, open Federal and state income tax years include the tax years ended October 2009 through October 2012. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

n) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds’ maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

o) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the period ended October 31 2012, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were:

	Purchases	Sales
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$—
Direxion/Wilshire Dynamic Fund	8,982,216	4,062,730
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	—	—

The Funds had no purchases or sales of long-term U.S. Government securities during the period ended October 31, 2012.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee of 0.85% for the Direxion Indexed Commodity Strategy Fund, 0.75% for the Direxion/Wilshire Dynamic Fund, and 0.95% for the Direxion Indexed Managed Futures Strategy Fund, respectively, computed daily and payable monthly, as applied to each Fund’s average daily net assets. In addition, the Adviser has entered into sub-advisory agreements with Wilshire Associates Incorporated for the Direxion/Wilshire Dynamic Fund whereby the Subadviser will direct the investment activities of the Direxion/Wilshire Dynamic Fund. The Adviser pays out of the management fees it receives from this Fund a fee for these sub-advisory services.

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds. In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser a monthly fee, as compensation for the services provided by the Adviser under the Agreement. Effective February 1, 2012, the monthly fee paid to the Adviser under the Agreement decreased from 0.39% to 0.16% for the Direxion Indexed Commodity Strategy Fund and from 0.30% to 0.16% for the Direxion/Wilshire Dynamic Fund, calculated on an annualized basis on the daily average net assets of each Fund.

Distribution Expenses: Shares of the Funds are subject to an annual 12b-1 fee of up to 1.00% of a Fund’s average daily net assets. The Class A shares of the Funds currently pay a 12b-1 fee of 0.25% of the Funds’ Class A average daily net assets. Effective February 1, 2012, the Class C shares of the Funds increased its 12b-1 fee paid from 0.75% to 1.00% of the Funds’ Class C average daily net assets. The Institutional Class shares of the Funds do not pay a 12b-1 fee.

Shareholder Servicing Fees: For the period of November 1, 2011 to January 31, 2012, the Board of Trustees had authorized the Direxion Indexed Commodity Strategy Fund’s Class A and Class C shares to incur a shareholder servicing fee of 0.25% of the Fund’s Class A and Class C average daily net assets. For this same period, the shareholder servicing fee of the Direxion/Wilshire Dynamic Fund’s Class A is 0.10% of the Fund’s Class A average daily net assets and 0.25% of the Fund’s

24	DIREXION ANNUAL REPORT

Class C average daily net assets. The Trust, on behalf of each Fund, paid the fee to financial institutions and other persons who provide services and maintain shareholder accounts. The Institutional Class shares of the Direxion Commodity Indexed Strategy Fund did not pay a shareholder servicing fee. Effective February 1, 2012, the Direxion Indexed Commodity Strategy Fund and the Direxion/Wilshire Dynamic Fund no longer charge shareholder servicing fees. Additionally, the Direxion Indexed Managed Futures Strategy Fund has not charged shareholder servicing fees since its commencement of operations on February 1, 2012.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Funds and acts as the Funds’ distributor in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser.

5.	VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Funds’ securities as of October 31, 2012:

	Direxion Indexed Commodity Strategy Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$(1,290,955)	$—	$—	$(1,290,955)

	Direxion/Wilshire Dynamic Fund
	Level 1	Level 2	Level 3	Total
Investment Companies — Equity	$8,693,679	$—	$—	$8,693,679
Investment Companies — Fixed Income	$3,706,524	$—	$—	$3,706,524
Other Financial Instruments*	$—	$539,550	$—	$539,550

	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$(700,617)	$—	$—	$(700,617)

For further detail on each asset class, see Schedule of Investments.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the period ended October 31, 2012 and year ended October 31, 2011, respectively. There were no Level 3 securities held by the Funds during the period ended October 31, 2012. It is the Funds’ policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

DIREXION ANNUAL REPORT	25

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2012, the Funds were invested in equity swap contracts and futures contracts.

At October 31, 2012, the fair value of derivatives instruments, by primary risk, were as follows:

Asset derivatives[1]
		Commodity risk	Credit Risk	Currency Risk	Equity risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Futures contracts*	$459,654	$—	$—	$—	$—	$459,654
Direxion/Wilshire Dynamic Fund	Swap contracts	—	246,419	—	293,131	—	539,550
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Futures contracts*	1,098,192	—	52,301	—	48,985	1,199,478

Liability derivatives[2]
		Commodity risk	Credit Risk	Currency Risk	Equity risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Futures contracts*	$1,750,609	$—	$—	$—	$—	$1,750,609
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Futures contracts*	1,633,779	—	266,316	—	—	1,900,095

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on swaps and variation margin receivable.
[2]	Statement of Assets and Liabilities location: Unrealized depreciation on swaps and variation margin payable.
*	Cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the period ended October 31, 2012, by primary risk, were as follows:

		Commodity risk	Credit Risk	Currency Risk	Equity risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Net Realized gain (loss)[1]
	Futures contracts	$708,745	$—	$—	$—	$—	$708,745
	Swap contracts	(27,521,648)	—	—	—	—	(27,521,648)
	Total realized gain (loss)	(26,812,903)			—		(26,812,903)
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts	(1,290,955)	—	—	—	—	(1,290,955)
	Swap contracts	27,133,077	—	—	—	—	27,133,077
	Total change in unrealized appreciation (depreciation)	25,842,122			—		25,842,122

26	DIREXION ANNUAL REPORT

		Commodity risk	Credit Risk	Currency Risk	Equity risk	Interest Rate Risk	Total
Direxion/Wilshire Dynamic Fund	Net Realized gain (loss)[1]
	Swap contracts	$—	$315,258	$—	$1,174,220	$—	$1,489,478
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	(122,460)	—	304,282	—	181,822
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Net Realized gain (loss)[1]
	Futures contracts	(2,120,292)	—	(467,103)	—	101,488	(2,485,907)
	Swap contracts	(27)	—	—	—	—	(27)
	Total realized gain (loss)	(2,120,319)		(467,103)	—	101,488	(2,485,934)
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts	(535,587)	—	(214,015)	—	48,985	(700,617)

[1]	Statement of Operations location: Net realized gain (loss) on futures and swaps.
[2]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on futures and swaps.

For the period ended October 31, 2012, the average volume of the derivatives held by the Funds were as follows:

	Quarterly Average Gross Notional Amount
	Long Equity Swaps Contracts	Long Futures Contracts	Short Futures Contracts
Direxion Indexed Commodity Strategy Fund (Consolidated)	$24,072,115	$22,492,720	$—
Direxion/Wilshire Dynamic Fund	19,575,822	—	—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	—	43,344,868	20,610,661

The Direxion Indexed Commodity Strategy Fund utilizes this volume of derivatives in order to track the performance of the Auspice Broad Commodity Index. During the early stages of the fiscal period, the Fund shifted its investments from swap contracts to futures contracts in order to accomplish this. The Direxion/Wilshire Dynamic Fund uses its investments in derivatives to tactically tilt the strategic allocation of its investment strategy. The Direxion Indexed Managed Futures Strategy Fund commenced operations on February 1, 2012, the Fund uses futures contracts in order to meet its investment objective of seeking results that track the performance of the Auspice Managed Futures Index.

7.	NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board issued improved disclosures intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, these disclosures facilitate comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. These disclosures require entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. These disclosures are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating its implications and impact on the financial statements.

8.	SUBSEQUENT EVENTS

The Funds have adopted authoritative standards of accounting for and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

DIREXION ANNUAL REPORT	27

Direxion Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Direxion Funds:

We have audited the accompanying consolidated statements of assets and liabilities, including the schedule of investments, of the Direxion Indexed Commodity Strategy Fund (consolidated), Direxion Indexed Managed Futures Strategy Fund (consolidated), and Direxion/Wilshire Dynamic Fund, (three of the series of the Direxion Funds) (the “Funds”), as of October 31, 2012, and the related statements of operations for the period then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Direxion Indexed Commodity Strategy Fund (consolidated), Direxion Indexed Managed Futures Strategy Fund (consolidated), and Direxion/Wilshire Dynamic Fund at October 31, 2012, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2012

28	DIREXION ANNUAL REPORT

Additional Information

(Unaudited)

For the period ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified income was 29.15% for the Direxion/Wilshire Dynamic Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended October 31, 2012 was 29.15% for the Direxion/Wilshire Dynamic Fund.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT	29

Direxion Funds

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 70	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	23	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	141	None.

Gerald E. Shanley III Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	141	None.

John Weisser Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	141	Director, MainStay VP Fund Series, The MainStay Funds, The MainStay Funds Trust; Director ICAP Funds, Inc; Director, Eclipse Funds, Inc., Eclipse Funds; (66 Funds Total)

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 23 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 47 of the 117 funds currently registered with the SEC.

30	DIREXION ANNUAL REPORT

Direxion Funds

TRUSTEES AND OFFICERS

Principal	Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill(1) Age: 44	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	117	N/A

Christopher Lewis Age: 42	Chief Compliance Officer(3)	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009– present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A

Patrick J. Rudnick 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 39	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 36	Secretary(3)	One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP, May – August 2008; Vice President, U.S. Bancorp Fund Services, LLC, November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 23 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 47 of the 117 funds currently registered with the SEC.

(3)	Effective September 1, 2012, Ms. Brickl replaced Mr. Lewis as Chief Compliance Officer.

DIREXION ANNUAL REPORT	31

Investment Advisory and Subadvisory Agreements Approvals (Unaudited)

Provided below is a summary of certain of the factors the Board considered at its August 15, 2012 Board meeting in renewing, as applicable: (1) the Advisory Agreement between Rafferty Asset Management (“Rafferty”) and the Direxion Funds (the “Direxion Trust”), on behalf of Direxion Indexed Commodity Strategy Fund and Direxion/Wilshire Dynamic Fund, each a series of the Direxion Trust; and (2) the Subadvisory Agreement between Rafferty and Wilshire Associates Incorporated (“Wilshire”) on behalf of the Direxion/Wilshire Dynamic Fund. Each series of the Direxion Trust is referred to herein as a “Fund” and collectively as the “Funds.”

The Board did not identify any particular information that was most relevant to its consideration to approve each Advisory or Subadvisory Agreement (each an “Agreement” and collectively, the “Agreements”) and each Trustee may have afforded different weight to the various factors. In determining whether to approve the continuance of the Agreements, the Board considered the best interests of each Fund separately. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 7, 2012, to consider these specific contract renewals. While the Agreements for each Fund were considered at the same Board meeting, the Board considered each Fund’s investment advisory and subadvisory relationship separately.

In each instance, the Board considered, among others, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to Rafferty or Wilshire, if such information was provided; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty; and (7) other benefits derived or anticipated to be derived and identified by Rafferty or Wilshire from its relationship with the Funds.

Nature, Extent and Quality of Services Provided. The Board reviewed the nature, extent and quality of the services provided or to be provided under the Advisory Agreements by Rafferty. The Board noted that Rafferty has provided services to the Funds since their inception and has developed an expertise in managing the Funds. The Board also noted that Rafferty trades efficiently, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Funds and meet its expense reimbursement obligations, if any. The Board also considered Rafferty’s recent appointment of a new Chief Compliance Officer and utilization of the services of an independent compliance consulting firm who will support Rafferty’s Chief Compliance Officer. They noted that reports from both the Chief Compliance Officer and the independent compliance firm have been and will continue to be provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds’ service providers and subadvisers.

Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Agreements and Wilshire under the applicable Subadvisory Agreement were fair and reasonable.

Performance of the Funds. The Board evaluated the performance of each Fund relative to: (1) its benchmark index for year-to-date, one-year, three-year and since inception periods ended June 30, 2012, where applicable; and (2) the average performance of the relevant Morningstar peer fund universe for monthly and annual periods ended June 30, 2012.

With respect to the Direxion Indexed Commodity Strategy Fund, the Board considered management’s description of the performance of the Morningstar universe of commodities funds. The Board also considered that, as of June 30, 2012, the Fund underperformed the average of its relevant Morningstar peer funds for the year-to-date, one-year and three-year periods. In this regard, the Board noted that as of February 1, 2012, it approved a change in benchmark and investment strategy for the Fund and, as a result, Rafferty indicated the Fund’s relative performance has begun to improve since that time.

With respect to the Direxion/Wilshire Dynamic Fund, the Board considered management’s description of the performance of the Morningstar universe of moderate allocation funds. The Board also considered that as of June 30, 2012, the Fund outperformed the average of its relevant Morningstar peer funds for the one-year and three-year periods, but underperformed for the year-to-date period. In this regard, the Board noted Wilshire’s representation that the Fund’s portfolio has been defensive in 2012 as a result of market volatility.

32	DIREXION ANNUAL REPORT

Costs of Services Provided to the Funds and Profits Realized. The Board considered the overall fees paid to Rafferty on an annual basis since each Fund’s commencement of operations. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle for domestic hedge funds.

The Board considered that Rafferty contractually agreed to limit the total expenses for the most recent and upcoming fiscal years for each Fund via fee waivers and/or expense limitations. The Board also considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Advisory Agreement were fair and reasonable.

In considering the fees paid by Rafferty to Wilshire with respect to the Direxion/Wilshire Dynamic Fund, the Board considered Wilshire’s profits or losses for its services. Based on this consideration, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreements were fair and reasonable.

Economies of Scale. The Board considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale. Rafferty noted that it was continuing to work on its sales and marketing efforts to raise additional assets. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, any further reduction in fee rates or addition of breakpoints were not necessary at this time.

Other Benefits. The Board considered Rafferty’s representation that its relationship with the Funds has permitted Rafferty to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. In addition, the Board considered that Wilshire benefits from increased recognition in the marketplace due to the co-branded Direxion/Wilshire Dynamic Fund. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreements for the Funds were fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreements.

DIREXION ANNUAL REPORT	33

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34

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35

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the annual report.

ANNUAL REPORT OCTOBER 31, 2012

1301 Avenue of the Americas (6th Ave.), 35th Floor              New York, New York 10019              (800) 851-0511               www.direxionfunds.com

Investment Adviser

Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.

1555 RiverCenter Dr., Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, 3rd Floor

Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of FIN 48 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 10/31/2012	FYE 10/31/2011
Audit Fees	$66,900	$89,200
Audit-Related Fees	—	—
Tax Fees	26,250	20,000
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2012	FYE 10/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2012	FYE 10/31/2011
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               Direxion Funds

By (Signature and Title)*     /s/ Daniel D. O’Neill

Daniel D. O’Neill, President

Date      December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*             /s/ Daniel D. O’Neill

Daniel D. O’Neill, President

Date    December 28, 2012

By (Signature and Title)*             /s/ Patrick J. Rudnick

Patrick J. Rudnick, Principal Financial Officer

Date    December 28, 2012

*	Print the name and title of each signing officer under his or her signature.